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                                  EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                            SECTION 906 CERTIFICATION

         I, Victor Gura, M.D., Chief Financial Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Annual Report on Form 10-KSB of the Company for the ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               NATIONAL QUALITY CARE, INC.


Dated: June 24, 2003                           By: /s/ Victor Gura, M.D.
                                                   -----------------------------
                                                   Victor Gura, M.D.
                                                   Chief Financial Officer